UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

College Business & Technology Park, Cruiserath,

Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

(Title of each class)

Ordinary shares, par value $0.20 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Beginning on June 1, 2021, Mallinckrodt plc, an Irish public limited company (“Mallinckrodt”) commenced discussions and negotiations with the members of an ad hoc group of holders (the “Noteholders”) of a majority in aggregate principal amount of the 10.000% First Lien Senior Secured Notes due 2025 (the “First Lien Notes”) issued by Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC, two wholly owned subsidiaries of Mallinckrodt (the “Issuers”) with respect to the possible treatment of claims in respect of the First Lien Notes under a proposed plan of reorganization in the bankruptcy case of Mallinckrodt and certain of its subsidiaries (a “Potential Transaction”).

Each of the Noteholders has entered into a confidentiality agreement with Mallinckrodt. Pursuant to the confidentiality agreements, Mallinckrodt has agreed to disclose publicly information provided by Mallinckrodt to the Noteholders that constitutes material non-public information on a specified date. The information in this Current Report on Form 8-K is being furnished, in part, to satisfy Mallinckrodt’s public disclosure obligations under the confidentiality agreements.

As of June 14, 2021, Mallinckrodt has not reached agreement with the Noteholders. The last draft of the applicable term sheet circulated by Mallinckrodt to the Noteholders with respect to a Potential Transaction (which draft was expressly subject in all respects to the support of certain parties to the Debtors’ restructuring support agreement and was circulated on such basis) contemplated the following terms:

Term	Debtor Proposal
Amount (“Exchange Ratio”)	Equivalent to the Optional Redemption price in the existing indenture at the Exit Date (T+50 until 4/15/22, then the call schedule) plus 2.00% of par

Notes	Senior Secured First Lien Notes (the “Exchange First Lien Notes”)

Issuers	Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC

Obligors

•  Same as the obligors on Deferred Cash Payments, provided that any obligations on account of the Exchange First Lien Notes shall be guaranteed by the same entities that guarantee the (i) existing First Lien Notes, (ii) existing credit agreement debt, as amended and/or restated, and (iii) Takeback Second Lien Notes

•  Subject to satisfactory diligence around exclusion of Mallinckrodt Holdings GmbH

Coupon	Payable in cash at 6.25%

Maturity	7 years following Plan Effective Date

Collateral/Priority	Pari passu with the existing credit agreement debt, as amended and/or restated

Put	Puttable to the issuer at 101% of par upon a change of control

Equity Claw	Equity claw consistent with current indenture for two years post emergence, subject to any equity offering proceeds being first used to pay down the tort prepayment option

Call Protections	• T+50 make whole for 3 years after Plan Effective Date • Callable at 103.125% of par in year 4 • Callable at 101.563% of par in year 5 • Par thereafter

Covenants	Substantially same covenants as credit agreement debt as amended, adjusted for indenture-style documentation (including removing non indenture-style provisions)

Optional Redemption Alternative	At the Company’s option, in lieu of issuing the Exchange First Lien Notes, existing First Lien Notes may be refinanced at, or prior to, exit at the Exchange Ratio plus accrued and unpaid interest

Exit Fee	None

Other

•  No change to terms of existing 2L notes, other than potential modification of covenants to match 1L notes

•  Exchange consummated on the effective date of the Ch. 11 plan

•  [Tax and bankruptcy implications to be reviewed and exact exchange mechanism TBD]

•  1L noteholders to agree to not make any intercreditor claims while RSA is in effect, or following Plan Effective Date in respect of the existing 1L notes claims

•  1L and 2L noteholders to sign a joinder agreement and amendment to the RSA

•  1L and 2L noteholders signing RSA required to agree to support plan with respect to all claims and interests

By contrast, the previous proposal circulated by the Noteholders to Mallinckrodt with respect to a Potential Transaction contemplated the following terms:

Term	Noteholder Proposal
Amount (“Exchange Ratio”)	Equivalent to the Optional Redemption price in the existing indenture at the Exit Date (T+50 until 4/15/22, then the call schedule)

Notes	Senior Secured First Lien Notes (the “Exchange First Lien Notes”)

Issuers	Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC

Obligors

•  Same as the obligors on Deferred Cash Payments, provided that any obligations on account of the Exchange First Lien Notes shall be guaranteed by the same entities that guarantee the (i) existing First Lien Notes, (ii) existing credit agreement debt, as amended and/or restated, and (iii) Takeback Second Lien Notes

•  Subject to satisfactory diligence around exclusion of Mallinckrodt Holdings GmbH

Coupon	Payable in cash at 7.00%

Maturity	6 years following Plan Effective Date; April 15, 2025 if >$50 million of existing 2L Notes outstanding on or after January 15, 2025

Collateral/Priority	Pari passu with the existing credit agreement debt, as amended and/or restated

Put	Puttable to the issuer at 101% of par upon a change of control

Equity Claw	Equity claw consistent with current indenture for two years post emergence, subject to any equity offering proceeds being first used to pay down the tort prepayment option

Call Protections	• T+50 make whole for 3 years after Plan Effective Date • Callable at 103.50% of par in year 4 • Callable at 101.75% of par in year 5 • Par thereafter • Call protection applies upon bankruptcy

Covenants	Substantially same covenants as credit agreement debt as amended, adjusted for indenture-style documentation (including removing non indenture-style provisions)

Optional Redemption Alternative	At the Company’s option, in lieu of issuing the Exchange First Lien Notes, existing First Lien Notes may be refinanced at, or prior to, exit at the Exchange Ratio + 3.5% of par plus accrued and unpaid interest

Exit Fee	3.5% fee earned upon execution of documentation reflecting terms herein; fee to be paid on the Plan Effective Date to all first lien noteholders based on existing principal

Other

•  Exchange consummated on the effective date of the Ch. 11 plan

•  Tax and bankruptcy implications to be reviewed and exact exchange mechanism TBD

•  1L noteholders to agree to not make any intercreditor claims while RSA is in effect, or following Plan Effective Date in respect of the existing 1L notes claims

•  1L and 2L noteholders to sign a joinder agreement and amendment to the RSA

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President & Chief Financial Officer (principal financial officer)

Date: June 14, 2021